UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

PERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Permal Alternative Core Fund for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

II	Permal Alternative Core Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

Turning to the global economy, in its January 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging.” From a regional perspective, the IMF currently estimates 2015 growth in the Eurozone at 1.5%, and is projecting 1.7% growth in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.3% in 2016.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is

Permal Alternative Core Fund	III

Investment commentary (cont’d)

assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. In January 2015, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Permal Alternative Core Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return. The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (ETFs) (“underlying funds”). The Fund typically will invest, directly or through underlying funds and exchange traded notes (ETNs), approximately 50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies, 0% to 50% of its total assets in equity-related investments, 0% to 50% of its total assets in fixed income-related investments and 0% to 40% in cash and cash equivalents. The Fund may not invest more than 10% of its total assets in any one investment considered by Permal Asset Management LLC (“Permal”), the Fund’s subadviser, to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

Hedge fund strategies may seek both long and short exposures to equities, fixed- income, structured credit, currencies, commodities, real estate assets, infra- structure assets and other real assets. The Fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), man- aged futures, equity long-short, fixed income long-short, distressed debt and event driven. The Fund may also employ various security, currency or commodity hedging strategies.

The composition of the Fund’s investment portfolio will vary over time, based on, among other things, quantitative and qualitative techniques and risk management guidelines. The Fund may employ an asset allocation strategy to exploit perceived inefficiencies or imbalances in equity, fixed-income or other asset classes in any region or country. Permal will allocate assets to securities and other instruments, various underlying funds and ETNs which, in its opinion, are consistent with its guidelines and invest in the markets and strategies as identified by its asset allocation process. In allocating assets to underlying funds, Permal may consider, among other factors, the general type of strategy employed, depth of experience, fee levels, value, growth potential, reputation in the industry, consistency, volatility, ability to perform in up and down markets and returns over time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month period ended December 31, 2015, the S&P 500 Indexi returned 1.38%. In the first half of 2015, the S&P 500 Index rose marginally returning 0.80% in the first quarter and 0.13% in the second quarter as the market balanced diminishing deflation concerns with a disappointing first quarter 2015 U.S. gross domestic product (“GDP”)ii growth figure. In Asia, Chinese equity markets shrugged off weak economic data, rising markedly, especially in April, from new measures to enhance market liquidity. Global equities reversed sharply in the third quarter of 2015 with the S&P 500 Index falling 6.59%. The sell-off was led by China, as concerns about

Permal Alternative Core Fund 2015 Annual Report	1

Fund overview (cont’d)

the country’s growth prospects came to the fore, which saw a return of market volatility. In the fourth quarter of 2015, the S&P 500 Index rose 7.04% including a sharp rebound in the month of October 2015.

Outside of U.S. equities, developed equity markets were down marginally while emerging markets fell sharply within the commodity complex. The MSCI World Indexiii slipped 0.87% and the MSCI Emerging Markets Indexiv fell 14.92%. In fixed income and credit markets, the Barclays U.S. Aggregate Indexv rose 0.55% and the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)vi rose 1.82%. Commodity markets sharply declined, continuing last year’s trend; the Bloomberg Commodity Indexvii fell 27.70% during the reporting period.

We are in the midst of a low growth, low inflation environment, with many economies experiencing “secular stagnation.” This should provide ample opportunity for reflationary monetary policy to continue across many of the developed market economies. The key issue markets are debating currently is whether the current flashpoints (crude oil collapse, credit market weakness, China and geo-political tensions) are sufficient to send the U.S. into recession. Commodity markets are in a supply led bear market. While a bottoming process may be underway, sustained evidence of supply destruction is going to be necessary for an uptrend to resume in the absence of strong global growth. This should continue to pressure commodity dependent economies in both the developed and emerging world. Equities may be attractive on a relative basis compared with cash and government bond yields, but downside risks remain prevalent — high valuations, margin pressure and earnings headwinds along with declining investor sentiment and poor technical positioning are all issues that investors must address. Japan and Europe are favored over the U.S. in the developed markets and commodity importers are preferred over commodity exporters in both the developed markets and emerging markets. We favor active management where stock selection can drive outperformance. We believe opportunities for fundamental shorting should support equity long/short strategies and dislocations in select sectors or industries (Financials, Pharmaceuticals, Housing, etc.) should provide investment opportunities. We believe commodity markets and related industries may finally bottom in 2016 creating opportunities to capitalize on the distress in energy and metals & mining. Government bonds, while offering limited long-term returns at current yields, can provide a hedge against deflationary outcomes and market volatility that is bound to occur during the year. A flatter U.S. yield curveviii is expected. Corporate credit is becoming a more compelling opportunity; whereas, Emerging Market debt is not. U.S. structured credit is preferred, but U.S. corporate credit is becoming interesting after the current sell-off barring a recession in the U.S. Volatility is likely to remain elevated across asset classes supporting global macro strategies that invest across asset classes with a greater emphasis on trading.

2	Permal Alternative Core Fund 2015 Annual Report

Q. How did we respond to these changing market conditions?

A. The tactical nature of the Fund gives us the flexibility to pursue what we believe to be the best risk adjusted opportunities across asset classes, investment styles and strategies, and geographies. Entering 2015, the Equity and Fixed Income allocations were 32.11% and 0%, respectively; whereas, the Alternatives allocation was 67.89% (including cash and cash equivalents). The Fund was positioned to favor developed market equities over emerging market equities and focused on minimizing durationix and traditional credit market exposure in investment grade and high yield, given historically tight credit spreads in those asset classes. Within the Alternatives allocation, exposure was diversified across Alternative Equity, Alternative Fixed Income, Diversifying Strategies and Portfolio Hedges. The Alternative Equity allocation consisted primarily of equity long/short exposure and event driven exposure. The Alternative Fixed Income allocation had exposure to structured credit via non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and exposure to direct lending strategies via an allocation to Business Development Companies (“BDCs”). These strategies were attractive from a yield perspective without taking undue interest rate risk. The Diversifying Strategies allocation consisted of global macro and managed futures strategies, commodity exposure and MLP exposure. Lastly, Portfolio Hedges consisted of currency hedges against the EUR and JPY.

During the first half of the year, the Equity allocation was marginally decreased to 27.35% and a basket of high yield closed-end funds trading at large discounts to their net asset value (“NAV”)x was added bringing the Fixed Income Allocation to 1.94%, while the Alternatives allocation increased to 70.71%. In the Equity allocation, the Financials and Industrial sectors exposures were added in the U.S., along with active equity managers in commodity-importing emerging market countries China and India. Within the Alternatives allocation, short exposure to crude oil was added as a Diversifying Strategy, the direct lending exposure was exited in Alternative Fixed Income, and short exposure to select U.S. equity sectors, including Semiconductors and Biotechnology, was built out in Portfolio Hedges.

During the volatile third quarter of 2015, the allocation to equity continued to decline, ending the quarter at 23.78%. The Fixed Income allocation increased to 4.87% and the Alternatives allocation was increased to 71.36%. In the Equity allocation, an active manager focused on the U.S. Energy sector was added. The Fixed Income allocation to high yield closed-end funds was increased. Within the Alternatives allocation, preferred equity was added in Alternative Fixed Income, the short crude oil exposure was exited in Diversifying Strategies and the Portfolio Hedges allocation was built out with the addition of short exposure to select emerging market countries in Asia.

In the fourth quarter of 2015, the Equity allocation was further reduced to 20.23% at the expense of the Fixed Income allocation

Permal Alternative Core Fund 2015 Annual Report	3

Fund overview (cont’d)

that was increased to 6.98% with the addition of exposure to long term U.S. treasury bonds. The Alternatives Allocation, which totaled 72.79% at year-end, remained diversified and included hedge fund strategies like discretionary global macro, managed futures, equity long/short and event driven. The allocation also included: infrastructure, commodity exposure and alternative fixed income (structured credit) and portfolio hedges.

The Fund uses derivatives for a variety of reasons. During 2015, the Fund used derivatives to take a directional view on certain foreign currencies throughout the year. The Euro, Swiss franc and Japanese yen derivative exposure all contributed positively during the year. The Fund also used put options on the S&P 500 to hedge unwanted equity risk. The put options were among the top contributors to performance in 2015.

Performance review

For the twelve months ended December 31, 2015, Class A shares of Permal Alternative Core Fund, excluding sales charges, returned -1.26%. The Fund’s unmanaged benchmarks, the MSCI World Index (Gross) and the Barclays U.S. Aggregate Index returned -0.32% and 0.55%, respectively, for the same period. The 60/40 Composite Indexxi, consisting of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index, returned 0.26% over the same time frame. The Lipper Alternative Multi-Strategy Funds Category Average1 returned -2.05% for the same period.

Performance Snapshot as of December 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Permal Alternative Core Fund:
Class A	-2.06%	-1.26%
Class C	-2.47%	-2.02%
Class FI	-2.02%	-1.23%
Class I	-1.97%	-1.02%
Class IS	-1.91%	-0.97%
MSCI World Index (Gross)	-3.18%	-0.32%
Barclays U.S. Aggregate Index	0.65%	0.55%
60/40 Composite Index	-1.52%	0.26%
Lipper Alternative Multi-Strategy Funds Category Average[1]	-2.65%	-2.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 233 funds for the six-month period and among the 200 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Permal Alternative Core Fund 2015 Annual Report

The composition of the Fund’s investment portfolio will vary over time, based on Permal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, supplemented November 4, 2015, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.70%, 3.44%, 2.99%, 2.43% and 2.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Effective February 1, 2016, as a result of expense limitation arrangements, the ratio of expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses) will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.90% for Class I shares and 0.90% for Class IS shares, subject to recapture. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of brokerage commissions on purchases and sales of exchange-traded funds and acquired fund fees and expenses. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

Prior to February 1, 2016, expense caps across all share classes were higher as there was no exclusion for “acquired fund fees and expenses” and “dividend and interest expenses on securities sold short”.

The manager, effective February 1, 2016, has also agreed to voluntarily waive fees and/or reimburse operating expenses so that the ratio of total annual operating expenses will not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 2.20% for Class R shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2016, but may be terminated at any time by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. At the strategy level, the top contributors to performance were the Portfolio Hedges

Permal Alternative Core Fund 2015 Annual Report	5

Fund overview (cont’d)

and Equity allocations. Within Portfolio Hedges, the short euro exposure versus the U.S. dollar and the allocation to U.S. equity market put options were positive contributors. Within the Equity Allocation, long exposure to the Consumer Discretionary sector and the European equity market early in the year were top contributors.

Q. What were the leading detractors from performance?

A. The allocations to Alternative Equity, Diversifying Strategies and Alternative Fixed Income were the top detractors from performance in 2015. Within Alternative Equity, exposure to Event Driven managers and the Gotham Absolute Return Fund and Gotham Neutral Fund detracted. Within Diversifying Strategies, the allocations to energy infrastructure and systematic macro were the top detractors. Within Alternative Fixed Income, the allocation to structured credit was the primary detractor.

Thank you for your investment in Permal Alternative Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

Permal Asset Management LLC

Alexander Pillersdorf

Co-Portfolio Manager

Permal Asset Management LLC

January 19, 2016

RISKS: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities fall. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

6	Permal Alternative Core Fund 2015 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iv	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vii

The Bloomberg Commodity Index is designed to be a highly liquid and diversified benchmark for commodities investments. The index is made up of 22 exchange-traded futures on physical commodities and currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[x]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

xi	The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index.

Permal Alternative Core Fund 2015 Annual Report	7

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2015 and December 31, 2014 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Fund’s securities sold short as of December 31, 2015 and December 31, 2014 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

8	Permal Alternative Core Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-2.06%	$1,000.00	$979.40	1.46%	$7.28	Class A	5.00%	$1,000.00	$1,017.85	1.46%	$7.43
Class C	-2.47	1,000.00	975.30	2.18	10.85	Class C	5.00	1,000.00	1,014.22	2.18	11.07
Class FI	-2.02	1,000.00	979.80	1.57	7.83	Class FI	5.00	1,000.00	1,017.29	1.57	7.98
Class I	-1.97	1,000.00	980.30	1.26	6.29	Class I	5.00	1,000.00	1,018.85	1.26	6.41
Class IS	-1.91	1,000.00	980.90	1.16	5.79	Class IS	5.00	1,000.00	1,019.36	1.16	5.90

Permal Alternative Core Fund 2015 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	Permal Alternative Core Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/15	-1.26%	-2.02%	-1.23%	-1.02%	-0.97%
Five Years Ended 12/31/15	4.04	3.27	4.04	4.30	4.30
Inception* through 12/31/15	7.60	6.78	7.58	7.86	7.85

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/15	-6.92%	-2.96%	-1.23%	-1.02%	-0.97%
Five Years Ended 12/31/15	2.81	3.27	4.04	4.30	4.30
Inception* through 12/31/15	6.65	6.78	7.58	7.86	7.85

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/13/09 through 12/31/15)	63.55%
Class C (Inception date of 4/13/09 through 12/31/15)	55.43
Class FI (Inception date of 4/13/09 through 12/31/15)	63.44
Class I (Inception date of 4/13/09 through 12/31/15)	66.24
Class IS (Inception date of 4/13/09 through 12/31/15)	66.22

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is April 13, 2009.

Permal Alternative Core Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Permal Alternative Core Fund vs. MSCI World Index (Gross), Barclays U.S. Aggregate Index and 60/40 Composite Index† — April 13, 2009 - December 2015

Value of $1,000,000 invested in

Class I and IS Shares of Permal Alternative Core Fund vs. MSCI World Index (Gross), Barclays U.S. Aggregate Index and 60/40 Composite Index† — April 13, 2009 - December 2015

12	Permal Alternative Core Fund 2015 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Permal Alternative Core Fund at inception on April 13, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Index (Gross), Barclays U.S. Aggregate Index and 60/40 Composite Index. The MSCI World Index (Gross) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher and having at least one year to maturity. The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Permal Alternative Core Fund 2015 Annual Report	13

Consolidated schedule of investments

December 31, 2015

Permal Alternative Core Fund

Description	Shares	Value
Investments in Underlying Funds — 60.0%
AQR Funds — AQR Managed Futures Strategy HV Fund, Class I Shares	817,370	$8,770,383	(a)
BlackRock Corporate High Yield Fund Inc.	215,100	2,103,678
BP Capital TwinLine Energy Fund, Class I Shares	187,940	2,717,612	*
Burnham Financial Long/Short Fund	371,001	6,243,952
Burnham Financial Services Fund, Class A Shares	132,577	4,283,567
ETFS Palladium Trust — ETFS Physical Palladium Shares	23,411	1,268,174	*
ETFS Platinum Trust — ETFS Physical Platinum Shares	20,876	1,791,787	*
First Trust Energy Income and Growth Fund	103,388	2,377,924
First Trust Energy Infrastructure Fund	223,870	3,266,263
First Trust High Income Long/Short Fund	154,400	2,173,952
FundVantage Trust — Gotham Absolute Return Fund, Institutional Class Shares	693,246	8,533,854
Henderson European Focus Fund, Class I Shares	259,280	8,709,224
iShares Trust — iShares U.S. Preferred Stock ETF	82,000	3,185,700
iShares U.S. Pharmaceuticals ETF	39,700	6,407,977
John Hancock Funds II — John Hancock Absolute Return Currency Fund, Class R6 Shares	1,517,061	13,274,287	*
John Hancock Funds II — John Hancock Global Absolute Return Strategies Fund, Class R6 Shares	818,233	8,509,624
Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	10,944,471	10,944,471	(b)
Market Vectors ETF Trust — Junior Gold Miners ETF	108,100	2,076,601
Matthews China Dividend Fund, Institutional Class Shares	287,989	3,971,372
Matthews India Fund, Institutional Class Shares	208,720	5,528,983
Matthews Japan Fund, Institutional Class Shares	450,122	8,552,319
PIMCO 25+ Year Zero Coupon U.S. Treasury Index ETF	38,100	4,164,711
Prudential Global Short Duration High Yield Fund Inc.	155,200	2,196,080
Prudential Short Duration High Yield Fund Inc.	149,800	2,187,080
SPDR Gold Trust — SPDR Gold Shares	36,330	3,686,042	*
Wells Fargo Income Opportunities Fund	290,200	2,161,990
Total Investments in Underlying Funds (Cost — $134,684,264)		129,087,607
Common Stocks — 17.4%
Financials — 17.4%
Insurance — 3.5%
Greenlight Capital Re Ltd., Class A Shares	192,200	3,596,062 *
Third Point Reinsurance Ltd.	291,800	3,913,038 *
Total Insurance		7,509,100
Real Estate Investment Trusts (REITs) — 13.9%
AG Mortgage Investment Trust Inc.	147,200	1,890,048

See Notes to Consolidated Financial Statements.

14	Permal Alternative Core Fund 2015 Annual Report

Permal Alternative Core Fund

Description			Shares	Value
Real Estate Investment Trusts (REITs) — continued
American Homes 4 Rent, Class A Shares			131,700	$2,194,122
American Residential Properties Inc.			117,500	2,220,750
Apollo Commercial Real Estate Finance Inc.			107,900	1,859,117
Blackstone Mortgage Trust Inc., Class A Shares			70,900	1,897,284
Chimera Investment Corp.			146,175	1,993,827
Colony Capital Inc., Class A Shares			98,800	1,924,624
MFA Financial Inc.			293,800	1,939,080
New Residential Investment Corp.			172,900	2,102,464
Pennymac Mortgage Investment Trust			125,100	1,909,026
Redwood Trust Inc.			152,100	2,007,720
Silver Bay Realty Trust Corp.			135,400	2,120,364
Starwood Property Trust Inc.			90,229	1,855,108
Starwood Waypoint Residential Trust			97,200	2,200,608
Two Harbors Investment Corp.			236,433	1,915,107
Total Real Estate Investment Trusts (REITs)				30,029,249
Total Common Stocks (Cost — $41,000,220)				37,538,349
Total Investments before Short-Term Investments (Cost — $175,684,484)				166,625,956

	Rate	Maturity Date	Face Amount
Short-Term Investments — 19.2%
Repurchase Agreements — 19.2%
State Street Bank & Trust Co. repurchase agreement dated 12/31/15; Proceeds at maturity — $41,427,046; (Fully collateralized by U.S. Treasury Notes, 3.500% due 5/15/20; Market Value — $42,260,031) (Cost — $41,427,000)	0.010%	1/4/16	$41,427,000	41,427,000
Total Investments — 96.6% (Cost — $217,111,484#)				208,052,956
Other Assets in Excess of Liabilities — 3.4%				7,255,050
Total Net Assets — 100.0%				$215,308,006

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Underlying Fund is affiliated with Legg Mason, Inc. and more information about the Underlying Fund is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $217,817,656.

Abbreviations used in this schedule:

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Annual Report	15

Consolidated schedule of investments (cont’d)

December 31, 2015

Permal Alternative Core Fund

Security	Shares/Units	Value
Securities Sold Short‡ — (10.4)%
Investments in Underlying Funds — (10.4)%
iShares MSCI South Korea Capped ETF	(75,000)	$(3,725,250)
iShares Russell 2000 ETF	(55,000)	(6,188,050)
Market Vectors ETF Trust — Market Vectors Agribusiness ETF	(47,700)	(2,217,573)
SPDR S&P 500 ETF Trust	(31,000)	(6,320,590)
The Select Sector SPDR Trust — Consumer Discretionary Select Sector SPDR Fund	(50,000)	(3,907,500)
Total Securities Sold Short (Proceeds — $(22,810,008))		$(22,358,963)

‡	Percentages indicated are based on net assets.

See Notes to Consolidated Financial Statements.

16	Permal Alternative Core Fund 2015 Annual Report

Consolidated statement of assets and liabilities

December 31, 2015

Assets:
Investments in unaffiliated Underlying Funds and investments, at cost	$164,740,013
Investments in affiliated Underlying Funds, at cost	10,944,471
Investments in unaffiliated Underlying Funds and investments, at value	155,681,485
Investments in affiliated Underlying Funds, at value	10,944,471
Repurchase agreements, at value (Cost — $41,427,000)	41,427,000
Cash	2,947,152
Receivable for unaffiliated Underlying Funds sold	14,013,337
Deposits with brokers for securities sold short	11,929,328
Receivable for Fund shares sold	1,264,596
Dividends receivable from unaffiliated Underlying Funds and investments	728,739
Unrealized appreciation on forward foreign currency contracts	587,024
Receivable for affiliated Underlying Funds sold	53,313
Prepaid expenses	33,430
Total Assets	239,609,875

Liabilities:
Investments sold short, at value (proceeds received — $22,810,008)	22,358,963
Payable for Fund shares repurchased	1,542,298
Investment management fee payable	135,484
Unrealized depreciation on forward foreign currency contracts	73,919
Service and/or distribution fees payable	34,283
Payable for unaffiliated Underlying Funds purchased	23,305
Interest payable for short sales	15,240
Payable for affiliated Underlying Funds purchased	3,427
Trustees’ fees payable	1,420
Accrued expenses	113,530
Total Liabilities	24,301,869
Total Net Assets	$215,308,006

Net Assets:
Par value (Note 8)	$163
Paid-in capital in excess of par value	224,261,901
Overdistributed net investment income	(2,091,272)
Accumulated net realized gain on Underlying Funds, investments, futures contracts, short sales and foreign currency transactions	1,231,592
Net unrealized depreciation on Underlying Funds, investments, short sales and foreign currencies	(8,094,378)
Total Net Assets	$215,308,006

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Annual Report	17

Consolidated statement of assets and liabilities (cont’d)

December 31, 2015

Net Assets:
Class A	$35,703,698
Class C	$31,554,521
Class FI	$340,986
Class I	$147,694,728
Class IS	$14,073

Shares Outstanding:
Class A	2,696,182
Class C	2,371,798
Class FI	25,217
Class I	11,164,800
Class IS	1,049

Net Asset Value:
Class A (and redemption price)	$13.24
Class C*	$13.30
Class FI (and redemption price)	$13.52
Class I (and redemption price)	$13.23
Class IS (and redemption price)	$13.42
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.05

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

18	Permal Alternative Core Fund 2015 Annual Report

Consolidated statement of operations

For the Year Ended December 31, 2015

Investment Income:
Income distributions from unaffiliated Underlying Funds and investments	$3,776,228
Return of capital (Note 1(n))	(166,324)
Net income distributions from unaffiliated Underlying Funds and investments	3,609,904
Income distributions from affiliated Underlying Funds	1,094
Total Investment Income	3,610,998

Expenses:
Investment management fee (Note 2)	899,211
Service and/or distribution fees (Notes 2 and 5)	345,388
Dividend expense on securities sold short	170,880
Interest expense on securities sold short	134,111
Transfer agent fees (Note 5)	126,612
Legal fees	116,559
Registration fees	77,927
Audit and tax fees	38,972
Commodity pool reports	32,500
Shareholder reports	32,338
Custody fees	15,733
Fund accounting fees	13,281
Trustees’ fees	8,962
Insurance	2,490
Miscellaneous expenses	4,980
Total Expenses	2,019,944
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(383,393)
Net Expenses	1,636,551
Net Investment Income	1,974,447

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Futures Contracts, Short Sales and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	2,331,640
Sale of unaffiliated Underlying Funds and Investments	2,009,500
Capital gain distributions from unaffiliated Underlying Funds	911,850
REIT distributions	153,961
Futures contracts	(244,947)
Securities sold short	2,170,867
Foreign currency transactions	1,542,590
Net Realized Gain	8,875,461
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Underlying Funds and Investments	(11,651,177)
Affiliated Underlying Funds	(2,141,073)
Securities sold short	451,045
Foreign currencies	82,559
Change in Net Unrealized Appreciation (Depreciation)	(13,258,646)
Net Loss on Underlying Funds, Investments, Futures Contracts, Short Sales and Foreign Currency Transactions	(4,383,185)
Decrease in Net Assets From Operations	$(2,408,738)

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Annual Report	19

Consolidated statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$1,974,447	$1,974,020
Net realized gain	8,875,461	3,165,940
Change in net unrealized appreciation (depreciation)	(13,258,646)	(1,827,339)
Increase (Decrease) in Net Assets From Operations	(2,408,738)	3,312,621

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,825,031)	(5,200,028)
Net realized gains	(4,529,524)	(4,878,173)
Decrease in Net Assets From Distributions to Shareholders	(8,354,555)	(10,078,201)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	182,781,360	45,553,767
Reinvestment of distributions	6,928,525	6,682,928
Cost of shares repurchased	(60,450,395)	(40,974,747)
Increase in Net Assets From Fund Share Transactions	129,259,490	11,261,948
Increase in Net Assets	118,496,197	4,496,368

Net Assets:
Beginning of year	96,811,809	92,315,441
End of year*	$215,308,006	$96,811,809
*Includesoverdistributed net investment income of:	$(2,091,272)	$(2,779,898)

See Notes to Consolidated Financial Statements.

20	Permal Alternative Core Fund 2015 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$13.96	$15.02	$14.79	$13.72	$14.69

Income (loss) from operations:
Net investment income	0.20	0.34	0.24	0.26 [2]	0.30 [2]
Net realized and unrealized gain (loss)	(0.37)	0.23	1.47	1.30	(0.97)
Total income (loss) from operations	(0.17)	0.57	1.71	1.56	(0.67)

Less distributions from:
Net investment income	(0.26)	(0.81)	(0.59)	(0.44)	(0.30)
Net realized gains	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.55)	(1.63)	(1.48)	(0.49)	(0.30)

Net asset value, end of year	$13.24	$13.96	$15.02	$14.79	$13.72
Total return[3]	(1.26)%	3.82%	11.85%	11.41%	(4.58)%

Net assets, end of year (000s)	$35,704	$14,324	$16,410	$17,164	$20,408

Ratios to average net assets:
Gross expenses[4]	1.46%	1.40%	1.46%	1.33%	1.26%
Net expenses[4,5,6]	1.21	0.39	0.89	1.02	1.05
Net investment income	1.46	2.27	1.55	1.80 [2]	2.06 [2]

Portfolio turnover rate	105%[7]	111%	93%	72%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Annual Report	21

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.03	$15.07	$14.83	$13.75	$14.71

Income (loss) from operations:
Net investment income	0.06	0.23	0.14	0.17 [2]	0.21 [2]
Net realized and unrealized gain (loss)	(0.34)	0.23	1.44	1.27	(0.98)
Total income (loss) from operations	(0.28)	0.46	1.58	1.44	(0.77)

Less distributions from:
Net investment income	(0.16)	(0.68)	(0.45)	(0.31)	(0.19)
Net realized gains	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.45)	(1.50)	(1.34)	(0.36)	(0.19)

Net asset value, end of year	$13.30	$14.03	$15.07	$14.83	$13.75
Total return[3]	(2.02)%	3.09%	10.94%	10.63%	(5.28)%

Net assets, end of year (000s)	$31,555	$28,315	$34,812	$40,887	$45,602

Ratios to average net assets:
Gross expenses[4]	2.18%	2.14%	2.18%	2.05%	2.02%
Net expenses[4,5,6]	1.85	1.14	1.66	1.77	1.80
Net investment income	0.42	1.54	0.90	1.14 [2]	1.47 [2]

Portfolio turnover rate	105%[7]	111%	93%	72%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

22	Permal Alternative Core Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.25	$15.27	$14.78	$13.71	$14.68

Income (loss) from operations:
Net investment income	0.34	0.33	0.19	0.28 [2]	0.27 [2]
Net realized and unrealized gain (loss)	(0.51)	0.25	1.50	1.28	(0.94)
Total income (loss) from operations	(0.17)	0.58	1.69	1.56	(0.67)

Less distributions from:
Net investment income	(0.27)	(0.78)	(0.31)	(0.44)	(0.30)
Net realized gains	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.56)	(1.60)	(1.20)	(0.49)	(0.30)

Net asset value, end of year	$13.52	$14.25	$15.27	$14.78	$13.71
Total return[3]	(1.23)%	3.85%	11.81%	11.39%	(4.58)%

Net assets, end of year (000s)	$341	$14	$18	$96	$90

Ratios to average net assets:
Gross expenses[4]	1.64%	1.69%	1.48%	1.39%	1.41%
Net expenses[4,5,6]	1.41	0.38	1.00	1.02	1.06
Net investment income	2.41	2.18	1.27	1.90 [2]	1.86 [2]

Portfolio turnover rate	105%[7]	111%	93%	72%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Annual Report	23

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$13.94	$15.00	$14.77	$13.70	$14.67

Income (loss) from operations:
Net investment income	0.24	0.38	0.27	0.30 [2]	0.34 [2]
Net realized and unrealized gain (loss)	(0.38)	0.23	1.48	1.30	(0.98)
Total income (loss) from operations	(0.14)	0.61	1.75	1.60	(0.64)

Less distributions from:
Net investment income	(0.28)	(0.85)	(0.63)	(0.48)	(0.33)
Net realized gains	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.57)	(1.67)	(1.52)	(0.53)	(0.33)

Net asset value, end of year	$13.23	$13.94	$15.00	$14.77	$13.70
Total return[3]	(1.02)%	4.09%	12.13%	11.72%	(4.35)%

Net assets, end of year (000s)	$147,695	$54,137	$41,061	$39,583	$51,732

Ratios to average net assets:
Gross expenses[4]	1.22%	1.13%	1.18%	1.04%	0.97%
Net expenses[4,5,6]	0.96	0.14	0.64	0.77	0.80
Net investment income	1.75	2.59	1.75	2.02 [2]	2.30 [2]

Portfolio turnover rate	105%[7]	111%	93%	72%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

24	Permal Alternative Core Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.13	$15.16	$14.77	$13.70	$14.67

Income (loss) from operations:
Net investment income	0.19	0.41	0.22	0.31 [2]	0.31 [2]
Net realized and unrealized gain (loss)	(0.33)	0.20	1.52	1.29	(0.95)
Total income (loss) from operations	(0.14)	0.61	1.74	1.60	(0.64)

Less distributions from:
Net investment income	(0.28)	(0.82)	(0.46)	(0.48)	(0.33)
Net realized gains	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.57)	(1.64)	(1.35)	(0.53)	(0.33)

Net asset value, end of year	$13.42	$14.13	$15.16	$14.77	$13.70
Total return[3]	(0.97)%	4.06%	12.07%	11.74%	(4.35)%

Net assets, end of year (000s)	$14	$22	$14	$93	$83

Ratios to average net assets:
Gross expenses[4]	1.32%	1.37%	1.21%	1.13%	1.16%
Net expenses[4,5,6]	0.82	0.15	0.76	0.77	0.81
Net investment income	1.32	2.72	1.46	2.15 [2]	2.08 [2]

Portfolio turnover rate	105%[7]	111%	93%	72%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. Effective February 3, 2015, in addition, the ratio of total annual fund operating expenses for Class IS did not exceed the ratio of total annual fund operating expenses for Class I Shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. These expense limitations take into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2015 Annual Report	25

Notes to consolidated financial statements

1. Organization and significant accounting policies

Permal Alternative Core Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”).

The Fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (“MLPs”), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary may invest without limit in these investments. The Subsidiary has the same investment manager and subadviser as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a fund investment, or if the prices supplied are deemed by the manager to

26	Permal Alternative Core Fund 2015 Annual Report

be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Permal Alternative Core Fund 2015 Annual Report	27

Notes to consolidated financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in Underlying Funds	$120,317,224	$8,770,383	—	$129,087,607
Common stocks	37,538,349	—	—	37,538,349
Total long-term investments	$157,855,573	$8,770,383	—	$166,625,956
Short-term investments†	—	41,427,000	—	41,427,000
Total investments	$157,855,573	$50,197,383	—	$208,052,956
Other financial instruments:
Forward foreign currency contracts	—	$587,024	—	$587,024
Total	$157,855,573	$50,784,407	—	$208,639,980

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	$22,358,963	—	—	$22,358,963
Forward foreign currency contracts	—	$73,919	—	73,919
Total	$22,358,963	$73,919	—	$22,432,882

†	See Consolidated Schedule of Investments for additional detailed categorizations.

28	Permal Alternative Core Fund 2015 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Permal Alternative Core Fund 2015 Annual Report	29

Notes to consolidated financial statements (cont’d)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To

30	Permal Alternative Core Fund 2015 Annual Report

complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Permal Alternative Core Fund 2015 Annual Report	31

Notes to consolidated financial statements (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $73,919. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

32	Permal Alternative Core Fund 2015 Annual Report

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$2,539,210	$(2,539,210)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

Permal Alternative Core Fund 2015 Annual Report	33

Notes to consolidated financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal Asset Management LLC (“Permal”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Permal and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For their services, LMPFA pays Permal and Western Asset an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets Annual Rate	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA also pays Permal an annual rate of 0.05% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses) so that the ratio of total annual fund operating expenses are not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. Effective February 3, 2015, in addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The expense limitations take into account the expenses of the Underlying Funds. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class of shares of each Underlying Fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the Underlying Funds.

In addition, the Fund indirectly pays management and/or administrative fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in affiliated Underlying Funds.

34	Permal Alternative Core Fund 2015 Annual Report

During the year ended December 31, 2015, fees waived and/or expenses reimbursed amounted to $383,393.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2015, LMIS and its affiliates retained sales charges of $14,343 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$2,935

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$216,213,475
Sales	116,288,093

*	Excluding securities sold short and covers on securities sold short in the amounts of $40,734,435 and $15,753,560, respectively.

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$999,141
Gross unrealized depreciation	(10,763,841)
Net unrealized depreciation	$(9,764,700)

Permal Alternative Core Fund 2015 Annual Report	35

Notes to consolidated financial statements (cont’d)

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,256,565	EUR	15,000,000	JPMorgan Chase & Co.	3/16/16	$(73,919)
USD	10,550,477	GBP	7,000,000	JPMorgan Chase & Co.	3/16/16	229,853
USD	10,637,536	SGD	15,000,000	JPMorgan Chase & Co.	3/16/16	82,926
JPY	1,300,000,000	USD	10,559,362	UBS AG	3/16/16	274,245
Total						$513,105

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SGD	— Singapore Dollar
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$587,024

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$73,919

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	—	$856,896	—	$856,896
Futures contracts	$145,243	—	—	$(390,190)	(244,947)
Forward foreign currency contracts[2]	—	$1,488,542	—	—	1,488,542
Total	$145,243	$1,488,542	$856,896	$(390,190)	$2,100,491

36	Permal Alternative Core Fund 2015 Annual Report

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$82,559

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$70,019
Futures contracts (to sell)†	1,181,875
Forward foreign currency contracts (to buy)	3,179,714
Forward foreign currency contracts (to sell)	16,043,719

†	At December 31, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2015:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$587,024	—	$587,024

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2015:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$73,919	—	$73,919

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Permal Alternative Core Fund 2015 Annual Report	37

Notes to consolidated financial statements (cont’d)

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$56,241	$19,878
Class C	288,883	25,919
Class FI	264	175
Class I	—	80,604
Class IS	—	36
Total	$345,388	$126,612

For the year ended December 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$57,519
Class C	95,226
Class FI	242
Class I	230,332
Class IS	74
Total	$383,393

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Investment Income:
Class A	$626,797	$807,537
Class C	355,845	1,356,843
Class FI	5,546	787
Class I	2,836,557	3,033,715
Class IS	286	1,146
Total	$3,825,031	$5,200,028

Net Realized Gains:
Class A	$748,086	$822,706
Class C	666,562	1,675,489
Class FI	6,611	999
Class I	3,107,971	2,378,122
Class IS	294	857
Total	$4,529,524	$4,878,173

7. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Fund. Based on the Fund’s relative ownership, the following Underlying Funds

38	Permal Alternative Core Fund 2015 Annual Report

were considered affiliated companies for all or some portion of the year ended December 31, 2015. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2015.

	Affiliate Value at December 31, 2014	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2015	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund, Class IS Shares*	$4,062,394	$1,382,758	6,008	$3,304,079	24,261	—	—	$2,331,640
Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	5,033,211	7,610,948	7,610,948	1,699,688	1,699,688	$1,094	$10,944,471	—
	$9,095,605	$8,993,706		$5,003,767		$1,094	$10,944,471	$2,331,640

*	This security is no longer an affiliated company.

8. Shares of beneficial interest

At December 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,074,808	$28,927,924	344,619	$5,102,669
Shares issued on reinvestment	101,301	1,347,651	106,551	1,532,359
Shares repurchased	(506,044)	(7,036,868)	(517,697)	(7,645,756)
Net increase (decrease)	1,670,065	$23,238,707	(66,527)	$(1,010,728)

Class C
Shares sold	770,512	$10,747,333	268,012	$3,970,822
Shares issued on reinvestment	64,709	867,416	163,852	2,364,779
Shares repurchased	(481,827)	(6,722,700)	(722,701)	(10,730,625)
Net increase (decrease)	353,394	$4,892,049	(290,837)	$(4,395,024)

Class FI
Shares sold	25,043	$354,424	131	$2,000
Shares issued on reinvestment	897	12,157	121	1,785
Shares repurchased	(1,687)	(23,814)	(494)	(7,472)
Net increase (decrease)	24,253	$342,767	(242)	$(3,687)

Permal Alternative Core Fund 2015 Annual Report	39

Notes to consolidated financial statements (cont’d)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	10,278,016	$142,751,679	2,496,717	$36,470,176
Shares issued on reinvestment	353,953	4,700,721	194,741	2,782,002
Shares repurchased	(3,352,026)	(46,659,094)	(1,544,714)	(22,590,894)
Net increase	7,279,943	$100,793,306	1,146,744	$16,661,284

Class IS
Shares sold	—	—	536	$8,100
Shares issued on reinvestment	43	$580	138	2,003
Shares repurchased	(569)	(7,919)	—	—
Net increase (decrease)	(526)	$(7,339)	674	$10,103

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$5,033,882	$6,691,328
Net long-term capital gains	3,320,673	3,386,873
Total distributions paid	$8,354,555	$10,078,201

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$675,612
Undistributed long-term capital gains — net	1,133,495
Total undistributed earnings	1,809,107
Other book/tax temporary differences(a)	(1,962,615)
Unrealized appreciation (depreciation)(b)	(8,800,550)
Total accumulated earnings (losses) — net	$(8,954,058)

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Subsequent event

Effective February 1, 2016, as a result of expense limitation arrangements, the ratio of expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses) will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total

40	Permal Alternative Core Fund 2015 Annual Report

annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager, effective February 1, 2016, has also agreed to voluntarily waive fees and/or reimburse operating expenses so that the ratio of total annual fund operating expenses will not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2016, but may be terminated at any time by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time.

Permal Alternative Core Fund 2015 Annual Report	41

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Permal Alternative Core Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the investee funds’ transfer agent and custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Permal Alternative Core Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2016

42	Permal Alternative Core Fund 2015 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreements pursuant to which Permal Asset Management LLC (“Permal”) provides day-to-day management of the Fund’s portfolio and assumes responsibility for the provision of certain compliance and portfolio execution services to the Fund, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Permal, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and Western Asset are wholly-owned subsidiaries, and Permal is a subsidiary, of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment

Permal Alternative Core Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager and Permal, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional alternative multi-strategy funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2015. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the funds in the Performance Universe for the three- and five-year periods. The Board also reviewed performance

44	Permal Alternative Core Fund

information provided by the Manager for periods ended September 30, 2015, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Permal were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board was satisfied with the Fund’s performance and management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of eight institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid

Permal Alternative Core Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower the median of management fees paid by the funds in the Expense Group and was lower than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

46	Permal Alternative Core Fund

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Permal Alternative Core Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Alternative Core Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

48	Permal Alternative Core Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Permal Alternative Core Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

50	Permal Alternative Core Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Permal Alternative Core Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

52	Permal Alternative Core Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Permal Alternative Core Fund	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	6/23/2015	12/28/2015
Payable date:	6/24/2015	12/29/2015
Ordinary income:
Qualified dividend income for individuals	27.33%	11.09%
Dividends qualifying for the dividends
received deduction for corporations	78.16%	9.79%
Long-term capital gain dividend	$0.009300	$0.205100

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-Term Capital Gains Per Share
12/28/2016	12/29/2015	$0.076590

Please retain this information for your records.

54	Permal Alternative Core Fund

Permal Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Permal Asset Management LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Permal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML012193 2/16 SR16-2698

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $92,342 in December 31, 2014 and $87,375 in December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,902 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,780 in December 31, 2014 and $7,860 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-

approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016